Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of The Iberian Group Inc. (the "Company") on Form 10-Q for the period ended January 31, 2008 as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Thomas P. Hayward, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

           Dated this 17th day of March, 2008.

THOMAS P. HAYWARD
Thomas P. Hayward
Chief Executive Officer and Chief Financial
Officer